ADVISORSHARES TRUST

AdvisorShares Global Echo ETF

NYSE Arca Ticker: GIVE

Supplement dated July 1, 2014

to the summary and statutory prospectuses

and statement of additional information dated October 28, 2013

This supplement provides new and additional information beyond that contained in the summary and statutory prospectuses (together, the “Prospectuses”) and statement of additional information (“SAI”) for the AdvisorShares Global Echo ETF (the “Fund”) and should be read in conjunction with the Prospectuses and SAI.

Effective immediately, Adam Seitchik with Baldwin Brothers Inc., an investment sub-adviser to the Fund, will replace Chris de Roetth as a portfolio manager of the Fund. All references to Mr. de Roetth in the Prospectuses and SAI are hereby deleted. Specific revisions to the Fund’s Prospectuses and SAI relating to Mr. Seitchik are set forth below.

Prospectuses

The following replaces the information about Mr. de Roetth in the table on page 6:

Name and Title	Length of Service with Sub-Advisor
Adam Seitchik, Chief Investment Officer of Arjuna Capital, the Sustainable Wealth Management Platform at Baldwin Brothers Inc.	since 2011

Statutory Prospectus

The following replaces the paragraph about Mr. de Roetth on page 14:

Adam Seitchik, Chief Investment Officer and Portfolio Manager

Mr. Adam Seitchik is the Chief Investment Officer of the Sustainable Wealth Platform for the Sub-Advisor. Mr. Seitchik is the manager of the Sub-Advisor’s Highwater Global investment strategy’s separate accounts and private investment funds for accredited investors. Prior to Mr. Seitchik joining the Sub-Advisor’s team, Mr. Seitchik served as co-CEO and CIO of responsible investment specialist Trillium Asset Management and founded the Sustainable Investment Research Center. Mr. Seitchik served as the Chief Global Strategist at Deutsche Asset Management in London, as an Analyst and Portfolio Manager at Wellington Management in Boston, and is a Chartered Financial Analyst. He is a trustee of the Hyams Foundation in Boston and is on the faculty at Bainbridge Graduate Institute, a leader in sustainable business education. He holds a Ph.D. in Economics from Boston University.

Statement of Additional Information

The following replaces the information about Baldwin Brothers Inc. and Mr. de Roetth in the portfolio manager section of the SAI relating to the Fund, which begins on page 69:

Baldwin Brothers Inc. The portfolio manager has a fee sharing agreement with the Sub-Advisor and their compensation is determined by the advisory fee revenue generated by the firm’s Highwater Global investment strategy assets under management. Thus, portfolio manager compensation is aligned with the interests of the Sub-Advisor’s clients, including the Fund and its shareholders. The portfolio manager may also earn a bonus each year based on the profitability of the Sub-Advisor.

Other Accounts Managed by Portfolio Manager. In addition to the Fund, the portfolio manager is responsible for the day-to-day management of certain other accounts as follows:

Name	Registered Investment Companies*		Other Pooled Investment Vehicles*		Other Accounts*
	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)	Number of Accounts	Total Assets (in millions)
Adam Seitchik	0	$0	3	$35	0	$0

* Information provided as of March 31, 2014.

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